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                           The Prudential Investment
                                Portfolios, Inc.
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                        Prudential Jennison Growth Fund

                         SUPPLEMENT DATED MAY 23, 2000
                       PROSPECTUS DATED DECEMBER 2, 1999

How the Fund is Managed

The section entitled 'How the Fund is Managed--Portfolio Managers' is amended by replacing the third paragraph as follows:

Michael A. Del Balso has been a portfolio manager of the Fund since May 2000. He is a Director and Executive Vice President of Jennison Associates LLC, where he has been part of the investment team since 1972. Mr. Del Balso is also Jennison's Director of Equity Research. Mr. Del Balso received his B.A. from Yale University and his M.B.A. from Columbia University. He is a member of the New York Society of Security Analysts.
MF168C1